UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 19, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



           North Carolina             1-13408               56-1362926
  (State or Other Jurisdiction      (Commission           (IRS Employer
         of Incorporation)          File Number)        Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)


     Registrant's Telephone Number, Including Area Code      (214) 378-8992

ITEM 7.01.   Regulation FD Disclosure

     On April 19, 2006, Digital Recorders, Inc. announced that its Digital Audio Corporation (DAC) business unit, based in Research Triangle Park, N.C., received a $600,000 order for audio processing and other specialized equipment from a U.S. federal law enforcement agency. DAC's audio filter products - CARDINAL and PCAP II Plus -- were among the products ordered. The orders are expected to be delivered in the second quarter of 2006.

     This order does not represent a "material definitive agreement" of the type required to be disclosed under Item 1.01 of Form 8-K.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.   Financial Statements and Exhibits

(a)    Exhibits.

       99.1    Press release dated April 19, 2006.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DIGITAL RECORDERS, INC.

Date: April 19, 2006                       By:  /s/ DAVID N. PILOTTE
                                              ----------------------------------
                                                David N. Pilotte
                                                Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

   99.1    Press release dated April 19, 2006.